UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 29, 2023

Alixo-Yolloo Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Business Center Sunkar, Building 47B,

Aktau, 130002 Kazakhstan

(Address of principal executive offices, zip code)

+1-252-34-66-180

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 29, 2023, Alixo-Yolloo Corporation (the “Registrant”) approved the dismissal of Gries and Associates, LLC as the Registrant's independent registered public accounting firm.

The reports of Gries and Associates, LLC consolidated financial statements for the fiscal years ended February 28, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Registrant's consolidated financial statements for the fiscal years ended February 28, 2023 and 2022 and through November 29, 2023 there were no disagreements with Gries and Associates, LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Gries and Associates, LLC, would have caused Gries and Associates, LLC to make reference to the matter in their report. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended February 28, 2023 and 2022 and through November 29, 2023.

The Registrant has provided a copy of the foregoing disclosures to Gries and Associates, LLC and requested that Gries and Associates, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether Gries and Associates, LLC agrees with the above statements. A copy of Gries and Associates, LLC’s letter, dated November 29, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Gries and Associates, LLC to the Securities and Exchange Commission dated November 29, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alixo-Yolloo Corporation
Dated: December 1, 2023	By:	/s/ Roman Zhezhel
		Name:	Roman Zhezhel
		Title:	President, Director, Treasurer and Secretary